UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14C
(RULE 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

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☐	Definitive information statement

PREDEX
(Name of Registrant as Specified in Its Charter)

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PREDEX

c/o Ultimus Fund Solutions, LLC

4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

1-877-940-7202

Dear Shareholders:

The enclosed document is purely for informational purposes. You are not being asked to vote or take action on any matter. The document relates to changes to the appointment of three new members of the Board of Trustees and the approval of a new management agreement related to the appointment of a new investment adviser. The three incumbent Trustees are expected to conclude their service to PREDEX in the relatively near future.

As described in the enclosed Information Statement, the Board of Trustees of PREDEX approved the appointment of three new members of the Board of Trustees and approved a management agreement related to the appointment of a new investment adviser. Additionally, shareholders representing a majority of the outstanding voting securities of PREDEX have already voted to approve these changes.

As always, please feel free to contact PREDEX toll-free at 1-877-940-7202 with any questions you may have.

Sincerely,

Michael Achterberg

Treasurer

PREDEX

PREDEX

c/o Ultimus Fund Solutions, LLC

4221 North 203rd Street, Suite 100

Elkhorn, NE 68022

1-877-940-7202

INFORMATION STATEMENT

This Information Statement is being provided to the shareholders of PREDEX. This Information Statement is being sent in lieu of a proxy statement and pursuant to approval by PREDEX's Board of Trustees (the "Board") on July 13, 2022, and approval by written consent of shareholders of PREDEX representing a majority of the outstanding voting securities of PREDEX as of July 14, 2022. The Investment Company Act of 1940, as amended (the "1940 Act"), defines majority as the lesser of (1) 67% or more of the votes if more than 50% of such votes are present, or (2) more than 50% of the votes.

The entire Board, which also composes the PREDEX Audit Committee, evaluated and approved three new Trustees. Under Section 16(a) of the Investment Company Act of 1940, as amended (the "1940 Act"), at least 2/3rds of Trustees must be elected by shareholders. Election of Trustees requires a quorum of 1/3rd of shares outstanding and a plurality of votes. However, shareholders representing an even larger than required number of shares voted to elect the three new Trustees. Specially, shareholders of PREDEX representing a majority of the outstanding voting securities of PREDEX have approved the appointment of three new Trustees. The three incumbent Trustees are expected to conclude their service to PREDEX in the relatively near future.

Under Section 15(c) of the 1940 Act, an investment advisory or management agreement must be approved by a majority of non-interested person Trustees; and under Section 15(a) of the 1940 Act shareholders representing a majority of the outstanding voting securities must also approve the agreement. Specially, the required Trustees have approved the management agreement and shareholders of PREDEX representing a majority of the outstanding voting securities of PREDEX have approved the management agreement related to the appointment of a new investment adviser.

This Information Statement is being supplied to shareholders to fulfill the notice requirement under the 1940 Act and will be mailed on or about July 29, 2022 to PREDEX's shareholders of record as of July 21, 2022 (the "Record Date"). As of the Record Date, there were issued and outstanding [__] Class I shares, [___] Class T shares, and [___] Class W shares. Since the shareholders with a majority of the outstanding voting securities of PREDEX have already voted to approve the changes described above, the remaining shareholders are not required to, nor entitled to vote on these matters.

A copy of PREDEX's most recent annual report or semi-annual report, including financial statements and schedules, is available at no charge by sending a written request to PREDEX at c/o Ultimus Fund Solutions, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022, or by calling toll-free 1-877-940-7202 or by visiting www.predexfund.com.

NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTERS DESCRIBED IN THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

NEWLY ELECTED TRUSTEES

The entire Board, which also composes the PREDEX Audit Committee, evaluated and approved three new trustees. Edward P. Mooney, Jr., Havilah Stewart Mann, and Gregory B. Fairchild, Ph.D., have been appointed by the Board on July 13, 2022, and elected by shareholders representing a majority of Fund shares as of July 14, 2022.

Mr. Mooney, Ms. Mann, and Dr. Fairchild ("New Trustees") each serve as a non-interested person Trustee of the Fund as that term is defined in Section 2(a)(19) of the 1940 Act (referred to hereafter as an "Independent Trustee").

Information about the Previously Serving ("Incumbent") Trustees and New Trustees

Incumbent Independent Trustees

Below is information about the Incumbent Trustees, each of whom is an Independent Trustee and the attributes that qualify them to serve as a Trustee. The information provided below is not all-inclusive. Many Trustee attributes involve intangible elements, such as intelligence, work ethic, and the willingness to work together, as well as the ability to communicate effectively, exercise judgment, ask incisive questions, manage people and problems, and develop solutions. The Board does not believe any one factor is determinative in assessing a Trustee's qualifications, but that the experience and background of each make them highly qualified. Generally, the Fund believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.

Ms. Carol Broad holds a Master of Business Administration degree and has over 30 years of business experience focused in real estate and investment management business. Her background has been shaped by years of experience with an investment adviser, an operating company and a consultant directing a variety of investment management and marketing endeavors.

Mr. Addison Piper has over 40 years of experience in the financial services industry including serving Piper Jaffray Companies (now known as Piper Sandler Companies), a financial services holding company that includes a broker-dealer and investment adviser, from 1983 to 2006, including roles as CEO, Vice-Chairman and Chairman. He also has an understanding of the framework under which boards of directors must operate based on his years of service to various non-profit boards including the Board of Regents of St. Olaf College, Minnesota Public Radio, and Ed Allies, Educators for Excellence; as well as through his service as a mutual fund director with Leuthold Funds, Inc. He also holds an MBA from Stanford University.

Dr. Kerry Vandell has over 40 years of experience in the real estate academic community including serving as Director, Center for Real Estate and Professor Real Estate Finance at the Merage School of Business, UC Irvine; and as Chair of the

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Department of Real Estate and Urban Land Economics at the University of Wisconsin. He holds a Ph.D., Real Estate Finance from the Massachusetts Institute of Technology. He also has an understanding of the framework under which boards of directors must operate based on his years of service to various real estate investment trusts.

New Independent Trustees

Below is information about the New Trustees, each of whom is an Independent Trustee and the attributes that qualify them to serve as a Trustee. The information provided below is not all-inclusive. Many Trustee attributes involve intangible elements, such as intelligence, work ethic, and the willingness to work together, as well as the ability to communicate effectively, exercise judgment, ask incisive questions, manage people and problems, and develop solutions. The Board does not believe any one factor is determinative in assessing a Trustee's qualifications, but that the experience and background of each make them highly qualified. Generally, the Fund believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.

Gregory B. Fairchild, PhD. Dr. Fairchild is the Isidore Horween Research Professor of Business Administration at the University of Virginia's Darden School of Business and Associate Dean for Washington, D.C. Area Initiatives and Academic Director of Public Policy and Entrepreneurship. Dr. Fairchild currently serves as an academic director for Darden's Institute for Business in Society (IBiS). He teaches strategic management, entrepreneurship and ethics in Darden's MBA and Executive Education programs. Dr. Fairchild has served as a director to various for-profit and non-profit boards including the University of Virginia Physician's Group, Virginia Community Capital, Socratic Solutions, Inc., and Resilience Education. In addition, Dr. Fairchild serves on the Virginia Retirement Service (VRS), the Commonwealth's public pension fund. Dr. Fairchild has also served as a consultant to various corporations, nonprofits and governmental agencies. He also has an understanding of the framework under which investment company boards of trustees must operate based on his years of service as a Trustee for the USQ Core Real Estate Fund, which is an SEC-registered closed end fund that operates as an interval fund. It is expected that Dr. Fairchild will serve as Lead Independent Trustee and Chairman following the completion of service by the current Lead Independent Trustee and Chairperson.

Havilah S. Mann. Ms. Mann is the founder of HSM Resources, a Fractional CFO/Business Development Adviser that provides evolving organizations with accounting infrastructure, internal control review and implementation, financial management, strategic planning and forecasting, audit design and execution, and board of director presentation and reporting. Ms. Mann has an in-depth understanding of board governance and the role of the audit committee based on her years of service as a director and advisor to various for-profit and non-profit boards including the SS Columbia Project, Wellness in the Schools, Wonder & Wisdom, and the Greenboro Association. Ms. Mann has a B.A. in Accounting and Finance from the University of Denver and a Master of Accountancy, Accounting and Business/Management from the University of Denver, Daniels College of Business. She also has an understanding of

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the framework under which investment company boards of trustees must operate based on her years of service as a Trustee for the USQ Core Real Estate Fund, which is an SEC-registered closed end fund that operates as an interval fund. It is expected that Ms. Mann will serve as Chairperson of the Audit Committee following the completion of service by the current Chairperson.

Edward P. Mooney, Jr. Mr. Mooney is a private investor and consultant to investment managers with than more than 25 years of industry experience. In addition, Mr. Mooney currently serves on the Board of Directors of Christian Brothers Investment Services and is a Limited Partner of Golden Angels Investors. From July 2017 to December 2018, Mr. Mooney served on the Board of Managers of Ocean Square Asset Management. Mr. Mooney retired from Artisan Partners Limited Partnership in 2014, where he had served as Managing Director since 1999. While at Artisan Partners, Mr. Mooney led several of the marketing, sales and client service groups for the firm. Mr. Mooney holds Bachelor and Master of Science degrees from Villanova University. He also has an understanding of the framework under which investment company boards of trustees must operate based on his recent service as a Trustee for the USQ Core Real Estate Fund, which is an SEC-registered closed end fund that operates as an interval fund.

Additional information about the Incumbent and New Trustees and officers, including their address (unless otherwise noted, the address of each Trustee and Officer is c/o Ultimus Fund Solutions, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022, age (as indicated by year of birth), principal occupation, and other directorships held, is set forth in the following table:

Incumbent Independent Trustees

Name, Age	Position/ Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee
Carol A. Broad Born: 1955	Trustee since March 2013	Trustee, PREDEX, March 2013 to present; Trustee, San Diego City Employees' Retirement System, April 2015 to March 2021.	1	None
Addison Piper Born: 1946	Trustee since May 2013	June 2021 to present no principal occupation; Director, Piper Sandler Companies 2006 to May 2021.	1	Leuthold Funds, Inc. (5 portfolios), Piper Sandler Companies
Dr. Kerry Vandell Borrn: 1947	Trustee since May 2016	Founder and Principal, KDV Associates (economic and financial consulting), 1980 to present; Professor Emeritus, University of California – Irvine, July 2017 to present; Professor and Director, Center for Real Estate, Merage School of Business, University of California – Irvine, July 2006 to June 2017.	1	Steadfast Apt. REIT (Oct. 2013 to present)

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Officers

Name, Age	Position/ Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
J. Grayson Sanders Born: 1940	President since March 2013	Chief Investment Officer and Managing Principal, PREDEX Capital Management, LLC, January 2013 to present.	n/a	n/a
Michael Achterberg Born: 1963	Treasurer since July 2013	President, PREDEX Capital Management, LLC, June 2018 to present; Chief Operating Officer, PREDEX Capital Management, LLC, March 2013 to May 2018.	n/a	n/a
Sharon Linnik Born: 1963	Secretary since June 2021	Executive Vice President of PREDEX Capital Management, LLC, January 2016 to present.	n/a	n/a
William Kimme Born: 1962	Chief Compliance Officer since March 2013	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011);	n/a	n/a
*	The term of office for each Trustee and officer listed above will continue indefinitely.
**	The term "Fund Complex" refers to the Fund.

Additionally, beginning August 1, 2022, the Fund will have a new President and Secretary, who are described below.

Name Address Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Thomas E. Miller Year of Birth: 1983	President – Aug. 2022 to present	Chief Executive Officer and Chief Investment Officer, Union Square Capital Partners, LLC, Feb. 2017 to present.	n/a	n/a
George K. Downing Year of Birth: 1972	Secretary – Aug. 2022 to present	Chief Operating Officer, Union Square Capital Partners, LLC, Feb. 2017 to present.	n/a	n/a

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New Independent Trustees

Name Address Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Gregory Fairchild Year of Birth: 1963	Trustee – July 2022 to present	Dr. Fairchild is Professor at the University of Virginia, Darden GSBA. Dean and CEO, UVA | Northern Virginia (2021 to present).	1	USQ Core Real Estate Fund (2017 to present)
Havilah Mann, CPA Year of Birth: 1975	Trustee – July 2022 to present	Ms. Mann is fractional Chief Financial Officer and Business Development Advisor of HSM Resources (accounting infrastructure and internal control consulting services).	1	USQ Core Real Estate Fund (2017 to present)
Edward P. Mooney, Jr. Year of Birth: 1970	Trustee – July 2022 to present	Mr. Mooney is a private investor and a Limited Partner of Golden Angels Investors LLC (since 2018). Previously, Mr. Mooney was a Managing Director with Artisan Partners Limited Partnership (investment management) until his retirement in 2014. From July 2017 to December 2018, Mr. Mooney was on the Board of Managers of Ocean Square Asset Management.	1	USQ Core Real Estate Fund (2020 to present)
*	The term of office for each Trustee and officer listed above will continue indefinitely.

** The term "Fund Complex" refers to the Fund.

The following tables set forth the aggregate dollar range of equity securities of the Trust beneficially owned by the Incumbent and New Trustees as of the Record Date.

Trustee Ownership

The following table indicates the dollar range of equity securities that any Incumbent or New Trustee beneficially owned in the Fund as of the Record Date.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Addison Piper	Over $100,000	Over $100,000
Dr. Kerry Vandell	$10,001 to $50,000	$10,001 to $50,000
Carol Broad	$10,001 to $50,000	$10,001 to $50,000
Gregory Fairchild	None	None
Havilah Mann	None	None
Edward P. Mooney	None	None

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Compensation

Each Trustee who is not affiliated with the Trust or Adviser or otherwise Independent receives an annual fee of $25,000, as well as reimbursement for any reasonable expenses incurred attending the meetings. The Trustee who serves as Chairperson of the Audit Committee receives an additional annual fee of $5,000 and also receives an additional $2,000 for serving as Chairperson of the Board. None of the executive officers receive compensation from the Trust.

The table below details the amount of compensation the Trustees earned/received from the Trust for services performed during the fiscal year ending April 30, 2022. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name and Position	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust Paid to Trustees
Carol A, Broad, Trustee	$32,000	$0	$0	$32,000
Addison Piper, Trustee	$25,000	$0	$0	$25,000
Dr. Kerry Vandell, Trustee	$25,000	$0	$0	$25,000
Gregory Fairchild	$0	$0	$0	$0
Havilah Mann	$0	$0	$0	$0
Edward P. Mooney	$0	$0	$0	$0

Board Leadership Structure

Carol A. Broad has served as the Chairperson of the Board since June 2018. Additionally, under certain 1940 Act governance guidelines that apply to the Trust, the independent Trustees will meet in executive session, at least quarterly. Under the Trust's Agreement and Declaration of Trust and By-Laws, the Chairperson of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Trust policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings. The Trust believes that its Chairperson, the chair of the Audit Committee, and, as an entity, the full independent Board of Trustees, provide effective leadership that is in the best interests of the Trust and each shareholder.

Board Risk Oversight

The Board is comprised of three independent Trustees with a standing independent Audit Committee with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where

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the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Audit Committee

The Board has an Audit Committee that consists of all three Trustees, each of whom is not an "interested person" of the Trust within the meaning of the 1940 Act. The Audit Committee's responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust's independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust's financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust's independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor's independence; and (v) considering the comments of the independent auditors and management's responses thereto with respect to the quality and adequacy of the Trust's accounting and financial reporting policies and practices and internal controls. The Audit Committee discharged all these duties with respect to the Fund's annual report for the period ended April 30, 2022. The Audit Committee operates pursuant to an Audit Committee Charter. The Audit Committee discussed the audited financial statements of the Fund with Fund management and recommended to the full Board (which is composed of the Audit Committee members) the inclusion of the audited financial statements for the fiscal year ended April 30, 2022, in the Fund's annual report to shareholders for the same period. Due to the size of the Board, the Audit Committee is also responsible for seeking and reviewing nominee candidates for consideration as Independent Trustees as is from time to time considered necessary or appropriate. The Fund does not accept Trustee nominations from shareholders. During the last fiscal year, the Audit Committee met three times.

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APPROVAL OF A NEW MANAGEMENT AGREEMENT BETWEEN THE FUND AND UNION SQUARE CAPITAL PARTENRS, LLC

Background

The Fund is currently managed by PREDEX Capital Management, LLC ("PCM") pursuant to a management agreement between the Fund and PCM (the "PCM Agreement"). PCM is responsible for management of the Fund's portfolio and assuring that investments are made according to the Fund's investment objective, policies and restrictions. During the fourth quarter of 2021, PCM informed the Board that it was considering leaving the investment management business and that it would be in the shareholders' best interest for the Board to find a successor investment adviser. At a meeting held on July 13, 2022, the Board approved the appointment of a new investment adviser to the Fund – Union Square Capital Partners, LLC ("USCP"). USCP and its affiliates currently serve a closed end interval fund and a variety of institutional investor and brokerage clients. USCP manages over $200 million in assets.

The Current Agreement

Under the terms of the current management agreement (the "PCM Agreement") PCM is entitled to receive an annual advisory fee from the Fund as presented below. PCM also provides an expense limitation as presented below.

		Expense Limitation by Class
Fund	Management Fee	Class I	Class T	Class W
PREDEX	0.55%	1.10%	1.35%	1.35%

The Fund and PCM have entered into an expense limitation agreement whereby PCM has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses (excluding loads, borrowing cost (interest, lender fees, and any loan-related fees and costs such as legal fees), brokerage commissions (if any), acquired fund fees and expenses and extraordinary expenses) in order to limit annual Fund operation expenses to the respective class-specific amounts presented above. These expense limitations will remain in effect until the earlier of when USCP commences providing investment advisory services or August 31, 2022. The agreement may be terminated by the Board of Trustees on written notice to PCM. Assuming PCM continues to serve as investment adviser, these fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the foregoing expense limits and any expense limits in place at the time of the recoupment.

During the fiscal year ended April 30, 2022, PCM earned advisory fees and waived no portion of those advisory fees pursuant to the expense limitation agreement as follows.

Fund	Advisory Fees Earned	Advisory Fees Waived	Net Advisory Fees

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PREDEX	$875,261	$0	$875,261

The Board, all of whom are Trustees who are not "interested persons" (the "Independent Trustees"), as that term is defined in the 1940 Act, unanimously approved the renewal of the PCM Agreement at a meeting held on June 21, 2022. The PCM Agreement was approved by the initial shareholder April 7, 2016.

The New Management Agreement

The New Management Agreement and New Expense Limitation Agreement will be identical in all material respects to the current PCM agreements, except that the date of its execution, effectiveness, and expiration will be different. Under the New Management Agreement, USCP will receive an annual fee from the Fund equal to the amount as presented below. USCP also provides an expense limitation as presented below.

		Expense Limitation by Class
Fund	Management Fee	Class I	Class T	Class W
PREDEX	0.55%	1.10%	1.35%	1.35%

USCP has contractually agreed to reduce its fees and to reimburse expenses under the New Expense Limitation Agreement from the date of effectiveness of the New Management Agreement pursuant to the same terms as the existing expense limitation agreement at least through August 31, 2024.

The New Management Agreement, like the current PCM Agreement, provides that it will continue in force for an initial period of two years, and then from year to year thereafter, but only so long as its continuance is approved at least annually by the Board at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Fund. Like the current PCM Agreement, the New Management Agreement automatically terminates on assignment, and it is terminable upon 60 days' prior written notice by (i) the adviser given to the Fund or (ii) the Fund given to the adviser. Each agreement requires the adviser to provide a complete program of investment for the Fund including determining from time to time which securities or other investments shall be purchased, sold or exchanged; assisting the Fund in supervising and overseeing all custody, transfer agency, dividend disbursing, legal accounting and administrative services by third parties that have contracted with the Fund to provide such services.

The New Management Agreement, like the current PCM Agreement, provides that the adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

A form of the New Management Agreement is attached as Exhibit A. A form of the New Expense Limitation Agreement is attached as Exhibit B. You should read the new agreements. The descriptions in this Information Statement of the new agreements are only summaries.

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Section 15(f) of the 1940 Act

After shareholders approved USCP as the new investment adviser to the Fund, the agreement between USCP and PCM and the right to payments by USCP to PCM (hereinafter the "Transaction") is deemed be an "assignment" of the current management agreement between the Fund and PCM. The payment(s) by USCP to PCM could be deemed to create a conflict of interest for PCM with respect to its fiduciary duty to the Fund and its shareholders. However, the parties to the Transaction intend to rely on Section 15(f) of the 1940 Act, which provides a non-exclusive safe harbor whereby an investment adviser (such as PCM) to an investment company (such as the Fund) or an affiliate of such investment adviser may receive payment or benefit in connection with the "assignment" of an advisory or management agreement if two conditions are satisfied.

The first condition is that during the three-year period following the Transaction, at least 75% of the Fund's Board must not be "interested persons" (as defined in the 1940 Act) of the new investment adviser (USCP) or the predecessor investment adviser (PCM). The Board complies with this 75% requirement and undertakes to maintain the 75% composition for at least the three-year period following the Transaction. The second condition is that no "unfair burden" can be imposed on the investment company (i.e. the Fund) as a result of the Transaction. An "unfair burden" includes: any arrangement during the two-year period after the Transaction where the investment adviser (both the predecessor and successor adviser), or any of their "interested persons" (as defined in the 1940 Act), receive or are entitled to receive any compensation, directly or indirectly, (i) from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the Fund (other than bona fide ordinary compensation as principal underwriter for the Fund), or (ii) from the Fund or its shareholders (other than fees for bona fide investment advisory or other services). The Board determined that there was no "unfair burden" imposed as a result of the Transaction, and the Fund undertakes to ensure that this condition will continue to be satisfied for the required two-year time period.

Information Concerning Union Square Capital Partners, LLC

Union Square Capital Partners, LLC, 235 Whitehorse Lane, Suite 200, Kennett Square, PA 19348, serves as the investment adviser to a different closed end fund that also operates as an interval fund. USCP is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. USCP is a Delaware limited liability company formed in October 2016, for the purpose of advising funds. USCP is wholly owned by its sole member, USQ Holding Company, LLC, a Delaware limited liability company. USQ Holding Company, LLC is wholly owned by its sole member, Chatham Financial Corp., a Pennsylvania corporation. USCP has established an investment committee responsible for: setting overall investment policies and strategies of USCP; reviewing the funds being considered for investment by USCP's clients, monitoring allocation targets for the investment portfolios, evaluating the investment performance and generally overseeing the activities of the portfolio

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managers. USCP advises a fund that is similar to the Fund and certain details of that fund are as follows.

Fund	Investment Objective	Size (Net Assets as of 6-30-22)	Management Fee*	Expense Limitation**
USQ Core Real Estate Fund	current income and capital appreciation with moderate volatility and low correlation to the broader markets.	$222 million	0.65%	0.85%

*	0.65% (as a percentage of daily net assets) on assets up to $500 million, 0.50% on assets of $500 million and more but less than $1 billion, 0.40% on assets of $1 billion and more but less than $5 billion, and 0.30% on assets of $5 billion and more.
**	Excluding taxes, interest, trading costs, acquired fund fees and expenses, distribution fees, and shareholder servicing expenses. During the fiscal year ended 3-31-22, USCP waived $421,060 of its $695,978 management fee, resulting in a net management fee equal to 0.26% of average net assets.

The names, titles, and addresses of the principal executive officers of USCP are set forth below.

Name and Address*:	Title	Principal Occupation	Position with the Fund**
Thomas E. Miller**	CEO	Chief Executive Officer Union Square Capital Partners, LLC	None
Matthew P. Henry	Managing Principal	Managing Principal Union Square Capital Partners, LLC	None
George K. Downing**	Chief Operating Officer	Chief Operating Officer Union Square Capital Partners, LLC	None
Mary K. Ziegler	Chief Compliance Officer	Chief Compliance Officer Union Square Capital Partners, LLC	None
*	Each officer's address is in care of Union Square Capital Partners, LLC, 235 Whitehorse Lane, Suite 200, Kennett Square, PA 193484.
**	Mr, Miller will serve as President of the Fund, effective August 1, 2022.
**	Mr. Downing will serve as Secretary of the Fund, effective August 1, 2022.

Evaluation by the Board of Trustees

The New Management Agreement was unanimously approved by the Board, (the Incumbent Independent Trustees), at a meeting held on July 13, 2022. The Board reviewed the materials provided by USCP in advance of the meeting, conferred with representatives prior to the meeting and further reviewed materials at the meeting. The Trustees were assisted by independent legal counsel throughout the New Management Agreement review process. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be

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considered in evaluating the New Management Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the New Management Agreement.

Nature, Extent and Quality of Services. The Board then reviewed materials provided by USCP related to the approval of the New Management Agreement, including USCP's Form ADV and a description of the manner in which investment decisions will be made and executed, personnel to be performing services for the Fund, including USCP's Investment Committee and the team of individuals that will primarily monitor and execute the investment process. The Board also gave significant weight to the expected benefits of having three employees of the current adviser joining USCP in portfolio management, analysis and marketing roles. Although not directly related to the New Management Agreement, the Trustees also considered services to be provided by USCP beyond portfolio management, including marketing, and sales support. The Board discussed the extent of USCP's research capabilities, the quality of its compliance infrastructure and the experience of its management personnel. The Board also discussed details of USCP's compliance program, including its Rule 17j-1 code of ethics, with the CCO of the Fund. The Fund's CCO noted that he anticipated no issues with USCP's compliance program, which helped inform the Board's conclusion that the USCP compliance policies and procedures are reasonably designed to prevent violation of relevant Federal Securities Laws. Additionally, the Board received satisfactory responses from a representative of USCP with respect to a series of important questions, including whether it was involved in any lawsuits or pending regulatory actions, and USCP's CCO's role in the review of the portfolio managers' performance of their duties to ensure compliance under PREDEX's compliance program. The Board noted that USCP was undergoing a routine SEC exam and that no material adverse findings were anticipated. Additionally, the Board noted that USCP has been managing a similar interval fund for several years without incident. The Board then reviewed the income statement and capitalization of USCP. Based on financial information provided, and representations made by USCP and its ultimate parent, the Board concluded that USCP was sufficiently well-capitalized, in part, because it has the ability to receive additional capital from its ultimate parent in order to meet its obligations to the Fund. Overall, the Board concluded that USCP had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the New Management Agreement and that the nature, overall quality, and extent of the services to be provided by USCP to the Fund were expected to be satisfactory.

Performance. The Trustees observed that USCP has one client, an interval fund that is similar to the Fund. The Trustee then reviewed the Class I performance of the similar interval fund managed by USCP for the 1-year, 3-year, and since-inception periods ended March 31, 2022, as compared to the Bloomberg U.S. Aggregate Bond Index, the S&P 500 Index, MSCI U.S. REIT Index, NFI-ODCE EW NR Index,

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Morningstar US Real Estate Funds group, and certain funds in a real estate focused interval fund peer group. The Trustees considered performance as measured by the similar fund's Class I shares, which returned 25.32%, 9.55%, and 8.31% for the one-year, three-year and since inception periods, respectively, outperforming the Bloomberg U.S. Aggregate Bond Index for all periods; outperforming the S&P 500 Index for the one-year period but lagging for the three-year and since inception periods; outperforming the MSCI U.S. REIT Index for the one-year period but lagging for the three-year and since inception periods; outperforming the Morningstar US Real Estate Funds group for the one-year period but lagging for the three-year and since inception periods. The Trustees also observed that the similar fund had lagged the NFI-ODCE EW NR Index (an index of private real estate funds) for all periods shown, but that some of the underperformance can be attributed to the fees of the similar fund. The Trustees also noted that the similar fund had outperformed one of the peer funds for all periods shown. They further noted that the similar fund had lagged the remaining peer funds, including the Fund, for most of the periods shown. The Trustees considered, as a mitigating factor, that the similar fund has a somewhat narrower mandate than the Fund and other funds in the peer group. The Trustees acknowledged that the similar fund is the only client of USCP and that the similar fund does not easily lend itself to one performance benchmark or peer group due to its somewhat novel nature and strategy. The Trustees noted that the employees of the current adviser that will join USCP may help increase USCP's performance capabilities. Overall, the Trustees concluded that they have a reasonable expectation that USCP will deliver acceptable performance to the Fund and its shareholders.

Fees and Expenses. With respect to the cost of services to be provided by USCP, the Board considered the Fund's fees against the fees of a real estate interval fund peer group. The Board reviewed peer group information provided by USCP, and the Board noted that the Fund's 0.55% management fee was below the peer group averages and below the management fee charged by USCP to a similar fund. The Trustees further noted Class I share class expenses were within the range of a peer group presented by USCP. The Board also noted share class expenses were within the range of or below the average of several peer groups they had recently considered at a prior Board meeting and that total expenses are not directly within the control of an adviser. The Board also considered that USCP will provide an expense cap, subject to certain exclusions such as borrowing costs, for the Fund's share classes of 1.10%, 1.35%, and 1.35% for Class I, Class, T, and Class W shares for at least two years. The Trustees noted that the 0.85% expense limit for a similar fund managed by USCP was unlikely to be economically feasible for USCP with respect to the Fund, and therefore, not a determinative factor and was not directly comparable to the expense caps for the Fund. The Trustees concluded that the management fee to be paid to USCP and share class expenses were reasonable.

Profitability. The Board considered the estimated gross profit margin projected by USCP for the next two years, assuming projected sales of $75 million in the second year. Based on the Fund's current asset size, USCP projected a slightly positive gross profit margin for the next year and a loss when marketing costs are factored in. Based

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on a projected $75 million increase in average Fund assets, USCAP projected a 32% gross profit margin for the second year and a loss when marketing costs are factored in. The Board concluded that based on the services to be provided and the current size and projected growth of the Fund, the level of estimated profit from USCP's relationship with the Fund was not excessive.

Economies of Scale. With respect to economies of scale, the Board considered the fact that USCP has agreed to an expense limitation agreement that would limit expenses borne by shareholders through August 31, 2024, which could be renewed for another 12 months in a substantially similar form. The Board observed that USCP's agreement with a similar fund contains breakpoints, but that the starting advisory fee is noticeably higher than that of the Fund and that breakpoints are at significantly higher asset levels than currently enjoyed by the similar fund or the Fund, which makes comparisons and conclusions difficult. The Board also considered that the New Management Agreement did not contain breakpoints that would reduce the fee rate as assets grow, but further noted that USCP was willing to revisit the issue as Fund assets increase. At the current asset levels, and with uncertainty in the market, the Board determined that USCP would not likely realize economies of scale in the near term and that the absence of breakpoints at this time was acceptable.

Conclusion. During the Board's deliberations, it was noted that the Board did not identify any single piece of information that was all-important or controlling with respect to the New Management Agreement for the Fund. Based on the Board's deliberations and its evaluation of the information described above, the Board unanimously approved the New Management Agreement on behalf of the Fund, subject to approval by a majority vote by shareholders.

OTHER INFORMATION

OPERATION OF THE FUND

PREDEX, a Delaware statutory trust, is registered with the Securities and Exchange Commission ("SEC") as a continuously offered, non-diversified, closed end management investment company operating as an interval fund. The Fund was organized as a Delaware statutory trust on February 5, 2013 and commenced investment operations July 1, 2016. The Fund's Agreement and Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest. The Board of Trustees supervises the business activities of the Fund. Like other registered investment companies, the Trust retains various organizations to perform specialized services. The Fund's principal executive offices are located at c/o Ultimus Fund Solutions, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022 and its phone number is 1-877-940-7202. The Board supervises the business activities of the Fund. Like other investment companies, the Fund retains various organizations to perform specialized services. The Fund currently retains PCM as the investment adviser for the Fund as well as USCP as the future investment adviser for the Fund, effective August 1, 2022. Northern Light Distributors, LLC, located at 4221 North 203rd Street, Elkhorn,

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Nebraska 68022, serves as the Fund's principal underwriter and acts as the distributor of the Fund's shares. Ultimus Fund Solutions, LLC, with offices at 225 Pictoria Drive, Ste 450, Cincinnati, OH 45246, 4221 North 203rd Street, Elkhorn, Nebraska 68022, and 80 Arkay Drive, Hauppauge, NY, 11788, serves as Administrator, Accounting Agent and Transfer Agent.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

Shareholders owning more than 25% of the shares of a fund who have the power to vote those shares are presumed to "control" a fund, as that term is defined under the 1940 Act. Persons controlling a fund can generally determine the outcome of any proposal submitted to the shareholders of that fund for approval. To the best knowledge of the Fund, as of the Record Date, beneficial owners of more than 5% of the total outstanding shares of the Fund, by share class, are presented below. As of the Record Date, the Trustees and officers as a group owned less than 1% of the Fund's shares.

As of the Record Date the following shareholders of record owned 5% or more of the outstanding Class I, T or W shares of the Fund. As of the Record Date, Halbert Hargrove Global Advisors, LLC, located at 111 W. Ocean Boulevard, Suite 2300, Long Beach, CA 90802, is deemed to control the Fund through its voting authority on a majority of the Fund's shares. This voting authority is held through various record holders, some of which are listed below.

Name & Address	Percentage of Share Class	Percentage of Fund
Class I Shares

Class W Shares

Class T Shares

SHAREHOLDER PROPOSALS & MEETINGS

The Fund is not required to hold annual meetings of shareholders, and therefore it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Fund must be received within a reasonable time before the Fund's solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting. Such proposals should be sent to the attention of the Fund's Secretary c/o Ultimus Fund Solutions, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022.

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COST OF THIS INFORMATION STATEMENT

The costs of preparing and distributing this information statement are borne by USCP and not the Fund.

COMMUNICATIONS WITH THE BOARD

The Fund's Board believes that it is important for shareholders to have a process to send communications to the Board. Accordingly, a shareholder of the Fund wishing to communicate with the Board may do so in writing, signed by the shareholder and setting forth: (a) the name and address of the shareholder; (b) the number of shares of the Fund owned by the shareholder; and (c) if the shares are owned indirectly through a broker or other record owner, the name of the broker or other record owner. These communications should be addressed as follows: Secretary, PREDEX, c/o Ultimus Fund Solutions, LLC, 4221 North 203rd Street, Suite 100 ,Elkhorn, NE 68022.

The Secretary of the Trust is responsible for collecting, reviewing, and organizing all properly-submitted shareholder communications. With respect to each properly-submitted shareholder communication, the Secretary, in most instances, either will: (i) provide a copy of the communication to the appropriate Committee of the Board or to the full Board at the Committee's or Board's next regularly-scheduled meeting; or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the appropriate Committee of the Board or to the full Board promptly after receipt.

The Secretary, in good faith, may determine that a shareholder communication should not be provided to the appropriate Committee of the Board or to the full Board because the communication: (i) does not reasonably relate to the Fund or the Fund's operations, management, activities, policies, service providers, Board of Trustees, or one of the Committees of the Board, officers, or shareholders, or other matters relating to an investment in the Fund; or (ii) is ministerial in nature (such as a request for Fund literature, share data, or financial information).

INFORMATION STATEMENT DELIVERY

If you and another shareholder share the same address, the Fund may only send one Information Statement unless you or the other shareholder(s) request otherwise. Call or write to the Fund if you wish to receive a separate copy of the Information Statement, and the Fund will promptly mail a copy to you. You may also call or write to the Fund if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, write the Fund at PREDEX, c/o Ultimus Fund Solutions, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022 or call toll-free 1-877-940-7202.

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Exhibit A

FORM OF MANAGEMENT AGREEMENT

To: Union Square Capital Partners, LLC

235 Whitehorse Lane

Kennett Square, PA 19348

Dear Sirs:

PREDEX (the "Trust") herewith confirms our agreement with you.

The Trust has been organized to engage in the business of a closed-end management investment company operating as an interval fund. The Trust consists of a single series and offers shares of multiple classes to investors.

You have been selected to act as the sole investment manager of the series of the Trust set forth on the Exhibit to this Agreement (the "Fund") and to provide certain other services, as more fully set forth below, and you are willing to act as such investment manager and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Trust agrees with you as follows effective upon the date of the execution of this Agreement.

1. ADVISORY SERVICES

Subject to the supervision of the Board of Trustees of the Trust, you will provide or arrange to be provided to the Fund such investment advice as you in your discretion deem advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund's investment objective and policies. You will determine or arrange for others to determine the securities to be purchased for the Fund, the portfolio securities to be held or sold by the Fund and the portion of the Fund's assets to be held uninvested, subject always to the Fund's investment objective, policies and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board may from time to time establish. You will furnish such reports, evaluations, information or analyses to the Trust as the Board of Trustees of the Trust may request from time to time or as you may deem to be desirable. You also will advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and the appropriate committees of the Board regarding the conduct of the business of the Trust. You may delegate any of the responsibilities, rights or duties described above to one or more persons, provided you notify the Trust and agree that such delegation does not relieve you from any liability hereunder.

You shall provide at least sixty (60) days prior written notice to the Trust of any change in the ownership or management of Union Square Capital Partners, LLC, or any event or action that may constitute a change in control. You shall provide prompt notice of any

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change in the portfolio manager(s) responsible for the day-to-day management of the Fund.

2. USE OF SUB-ADVISERS

You may delegate any or all of the responsibilities, rights or duties described above to one or more sub-advisers who shall enter into agreements with you, provided the agreements are approved and ratified (i) by the Board including a majority of the trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (ii) if required under interpretations of the Investment Company Act of 1940, as amended (the "Act"), by the Securities and Exchange Commission or its staff, by vote of the holders of a majority of the outstanding voting securities of the applicable Fund (unless the Trust has obtained an exemption from the provisions of Section 15(a) of the Act). Any such delegation shall not relieve you from any liability hereunder.

3. ALLOCATION OF CHARGES AND EXPENSES

You will pay the compensation and expenses of any persons rendering any services to the Trust who are directors, officers, employees, members or stockholders of your limited liability company and will make available, without expense to the Fund, the services of such of your employees as may duly be elected trustees or officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. Notwithstanding the foregoing, you are not obligated to pay the expenses for the services of the Trust's Chief Compliance Officer, regardless of whether the Chief Compliance Officer is affiliated with you. The compensation and expenses of any trustees, officers and employees of the Trust who are not directors, officers, employees, members or stockholders of your corporation or limited liability company will be paid by the Fund. You will pay all advertising, promotion and other distribution expenses incurred in connection with the Fund's shares to the extent such expenses are not permitted to be paid by the Fund under any distribution expense plan or any other permissible arrangement that may be adopted in the future.

The Fund will be responsible for the payment of all operating expenses of the Fund, including the compensation and expenses of any employees of the Trust and of any other persons rendering any services to the Fund; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Fund in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws, including expenses incurred by the Fund in connection with the organization and registration of shares of the Fund; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, plan agent, administrator, accounting and pricing services agent and (where permissible) underwriter of the Fund; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Fund; the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing

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prospectuses and statements of additional information for delivery to shareholders; the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders; expenses of shareholders' meetings and proxy solicitations; advertising, promotion and other expenses incurred directly or indirectly in connection with the sale or distribution of the Fund's shares that the Fund is authorized to pay; and all other operating expenses not specifically assumed by you. The Fund will also pay all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of the non-interested person Trustees and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust's Trustees and officers with respect thereto.

You may obtain reimbursement from the Fund, at such time or times as you may determine in your sole discretion, for any of the expenses advanced by you, which the Fund is obligated to pay, and such reimbursement shall not be considered to be part of your compensation pursuant to this Agreement.

4. COMPENSATION OF THE MANAGER

For all of the services to be rendered as provided in this Agreement, as of the last business day of each month, the Fund will pay you a fee based on the average value of the daily net assets of the Fund and paid at an annual rate as set forth on the Exhibit executed with respect to such Fund and attached hereto.

The average value of the daily net assets of the Fund shall be determined pursuant to the applicable provisions of the Agreement and Declaration of Trust or a resolution of the Board of Trustees, if required. If, pursuant to such provisions, the determination of net asset value of the Fund is suspended for any particular business day, then for the purposes of this paragraph, the value of the net assets of the Fund as last determined shall be deemed to be the value of the net assets as of the close of the business day, or as of such other time as the value of the Fund's net assets may lawfully be determined, on that day. If the determination of the net asset value of the Fund has been suspended for a period including such month, your compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month).

5. EXECUTION OF PURCHASE AND SALE ORDERS

In connection with purchases or sales of portfolio securities for the account of the Fund, it is understood that you will arrange for the placing of all orders for the purchase and sale of portfolio securities for the account, as needed, with brokers or dealers selected by you, subject to review of this selection by the Board of Trustees from time to time. You will be responsible for the negotiation and the allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, you are directed at all times to seek for the Funds the best qualitative execution, taking into account such factors as price (including the applicable brokerage

A-3

commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

You should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, you are authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which you exercise investment discretion. You are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a Fund portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if you determine in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or your overall responsibilities with respect to the Fund and to accounts over which you exercise investment discretion. The Fund and you understand and acknowledge that, although the information may be useful to the Fund and you, it is not possible to place a dollar value on such information. The Board of Trustees shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.

A broker's or dealer's sale or promotion of Fund shares shall not be a factor considered by your personnel responsible for selecting brokers to effect securities transactions on behalf of the Fund. You and your personnel shall not enter into any written or oral agreement or arrangement to compensate a broker or dealer for any promotion or sale of Fund shares by directing to such broker or dealer (i) the Fund's portfolio securities transactions or (ii) any remuneration, including but not limited to, any commission, mark-up, mark down or other fee received or to be received from the Fund's portfolio transactions through such broker or dealer. However, you may place Fund portfolio transactions with brokers or dealers that sell or promote shares of the Fund provided the Board of Trustees has adopted policies and procedures as described under Rule 12b-1(h) under the Act and such transactions are conducted in compliance with those policies and procedures.

Subject to the provisions of the Act including Section 15(f), and other applicable law, you, any of your affiliates or any affiliates of your affiliates may retain compensation in connection with effecting the Fund's portfolio transactions, including transactions effected through others. If any occasion should arise in which you give any advice to your clients concerning the shares of the Fund, you will act solely as investment counsel for such client and not in any way on behalf of the Fund.

6. PROXY VOTING

You will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund may be invested from time to time. Such proxies will be voted in a

A-4

manner that you deem, in good faith, to be in the best interest of the Fund and in accordance with your proxy voting policy. You agree to provide a copy of your proxy voting policy, and any amendments thereto, to the Trust.

7. CODE OF ETHICS

You have adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust with a copy of the code and evidence of its adoption. Within 45 days of the last calendar quarter of each year while this Agreement is in effect, you will provide to the Board of Trustees of the Trust a written report that describes any issues arising under the code of ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that you have adopted procedures reasonably necessary to prevent access persons (as that term is defined in Rule 17j-1) from violating the code.

8. SERVICES NOT EXCLUSIVE

Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive, and it is understood that you may render investment advice, management and other services to others, including other registered investment companies, provided, however, that such other services and activities do not, during the term of this Agreement, interfere in a material manner, with your ability to meet all of your obligations with respect to rendering services to the Fund.

9. LIMITATION OF LIABILITY OF MANAGER

You may rely on information reasonably believed by you to be accurate and reliable. Except as may otherwise be required by the Act or the rules thereunder, neither you nor your directors, officers, employees, shareholders, members, agents, control persons or affiliates of any thereof shall be subject to any liability for, or any damages, expenses or losses incurred by the Trust in connection with, any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payments made pursuant to, this Agreement or any other matter to which this Agreement relates, except by reason of willful misfeasance, bad faith or gross negligence on the part of any such persons in the performance of your duties under this Agreement, or by reason of reckless disregard by any of such persons of your obligations and duties under this Agreement.

Any person, even though also a director, officer, employee, shareholder, member or agent of you, who may be or become a trustee, officer, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with your duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, shareholder, member, or agent of you, or one under your control or direction, even though paid by you.

A-5

10. INSURANCE COVERAGE

At all times during the term of this Agreement, upon request, you will provide the Trust with proof of any errors and omission coverage carried by Union Square Capital Partners, LLC.

11. DURATION AND TERMINATION OF THIS AGREEMENT

The term of this Agreement shall begin on the August 1, 2022, commencement of provision of investment advisory services to the Fund and shall continue in effect with respect to such Fund for a period of two years. This Agreement shall continue in effect from year to year thereafter, subject to termination as hereinafter provided, if such continuance is approved at least annually by (a) a majority of the outstanding voting securities of such Fund or by vote of the Trust's Board of Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the Trustees of the Trust who are not parties to this Agreement or "interested persons" of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval.

This Agreement may, on sixty (60) days written notice, be terminated with respect to the Fund, at any time without the payment of any penalty, by the Board of Trustees, by a vote of a majority of the outstanding voting securities of the Fund, or by you. This Agreement shall automatically terminate in the event of its assignment.

12. AMENDMENT OF THIS AGREEMENT

No provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under interpretations of the Act by the Securities and Exchange Commission or its staff) by vote of the holders of a majority of the outstanding voting securities of the Fund to which the amendment relates.

13. LIMITATION OF LIABILITY TO TRUST PROPERTY

The term "PREDEX" means and refers to the Trustees from time to time serving under the Trust's Agreement and Declaration of Trust as the same may subsequently thereto have been, or subsequently hereto be, amended. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of Trustees, officers, employees, agents or nominees of the Trust, or any shareholders of any series of the Trust, personally, but bind only the trust property of the Trust (and only the property of the Fund), as provided in the Agreement and Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees and shareholders of the Fund and signed by an officer of the Trust, acting as such, and neither such

A-6

authorization by such Trustees and shareholders nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust (and only the property the Fund) as provided in its Agreement and Declaration of Trust.

14. SEVERABILITY

In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

15. BOOKS AND RECORDS

In compliance with the requirements of Rule 31a-3 under the Act, you agree that all record which you maintain for the Trust are the property of the Trust and you agree to surrender promptly to the Trust such records upon the Trust's request. You further agree to preserve for the periods prescribed by Rule 31a-2 under the Act all records which you maintain for the Trust that are required to be maintained by Rule 31a-1 under the Act.

16. QUESTIONS OF INTERPRETATION

(a) This Agreement shall be governed by the laws of the State of New York.

(b) For the purpose of this Agreement, the terms "assignment," "majority of the outstanding voting securities," "control" and "interested person" shall have their respective meanings as defined in the Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the Act; and the term "brokerage and research services" shall have the meaning given in the Securities Exchange Act of 1934.

(c) Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the Securities and Exchange Commission or its staff. In addition, where the effect of a requirement of the Act, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the Securities and Exchange Commission or its staff, such provision shall be deemed to incorporate the effect of such rule, regulation, order or interpretation.

17. NOTICES

Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for

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the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust is 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022.

18. CONFIDENTIALITY

You agree to treat all records and other information relating to the Trust and the securities holdings of the Fund as confidential and shall not disclose any such records or information to any other person unless (i) the Board of Trustees of the Trust has approved the disclosure or (ii) such disclosure is compelled by law. In addition, you, and your officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund's portfolio holdings. You agree that, consistent with your Code of Ethics, neither you nor your officers, directors or employees may engage in personal securities transactions based on nonpublic information about the Fund's portfolio holdings.

19. COUNTERPARTS

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

20. BINDING EFFECT

Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated, and that his signature will operate to bind the party indicated to the foregoing terms.

21 . CAPTIONS

The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract upon the date thereof.

signature page follows

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Yours very truly,

PREDEX

By: _______________

Michael Achterberg

Treasurer

Date: July [__], 2022

Acceptance:

Union Square Capital Partners, LLC

By: ________________

Date: July [__], 2022

Exhibit

Fund	Percentage of Average Daily Net Assets
PREDEX	Union Square Capital Partners, LLC is entitled to receive a monthly fee at the annual rate of 0.55% of PREDEX's daily average net assets.

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Exhibit B

FORM OF EXPENSE LIMITATION AGREEMENT

Expense Limitation Agreement

To:	PREDEX

4221 North 203rd Street
Suite 100
Elkhorn, NE 68022

Dear Board Members:

You have engaged us (Union Square Capital Partners, LLC) to act as the sole investment adviser to PREDEX (the "Trust" or the "Fund"), pursuant to a Management Agreement dated on or about July [_], 2022.

Effective when we begin providing investment advisory services to the Fund until at least through August 31, 2024 (or if a subsequent date, at least two years from the time we begin providing investment advisory services to the Fund), we agree to waive our fees and to pay or absorb the ordinary annual operating expenses of the Fund (including distribution fees, shareholder servicing fees, offering expenses, but excluding loads, borrowing cost (interest, lender fees, and any loan-related fees and costs such as legal fees), brokerage commissions (if any), acquired fund fees and expenses and extraordinary expenses), to the extent that they exceed per annum expenses of the Fund's average daily net assets on a share class basis as provided below in Schedule A.

Additionally, this Expense Limitation Agreement may not be terminated by Union Square Capital Partners, LLC, but may be terminated by the Fund's Board of Trustees, on written notice to Union Square Capital Partners, LLC. Additionally, this Agreement shall continue for successive 12 month periods upon approval by the Fund's Board of Trustees and Union Square Capital Partners, LLC. This Agreement will automatically terminate, with respect to the Fund if the Management Agreement for the Fund is terminated. Any waiver or reimbursement by us is subject to repayment by the Fund within the three years following the time when the waiver or reimbursement was incurred, if the Fund is able to make the repayment without exceeding the limits that gave rise to the waiver or reimbursement and any then-current expense limitation. The right to repayment shall survive termination of the Management Agreement, unless waived by Union Square Capital Partners, LLC.

Schedule A

Class	Annualized Percentage of Average Dailey Net Assets	Minimum Duration
I	1.10%	August 31, 2024
W	1.35%	August 31, 2024
T	1.35%	August 31, 2024

B-1

Union Square Capital Partners, LLC	Acceptance: PREDEX
By: ________________	By: ______________
Michael Achterberg
Treasurer